Exhibit 32.01

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Annual Report of Valero Energy Partners LP (the Company) on Form 10-K/A for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph W. Gorder
Joseph W. Gorder
Chief Executive Officer
Valero Energy Partners GP LLC
(the general partner of Valero Energy Partners LP)
April 9, 2015

A signed original of the written statement required by Section 906 has been provided to Valero Energy Partners LP and will be retained by Valero Energy Partners LP and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Annual Report of Valero Energy Partners LP (the Company) on Form 10-K/A for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donna M. Titzman
Donna M. Titzman
Senior Vice President, Chief Financial Officer and Treasurer
Valero Energy Partners GP LLC
(the general partner of Valero Energy Partners LP)
April 9, 2015

A signed original of the written statement required by Section 906 has been provided to Valero Energy Partners LP and will be retained by Valero Energy Partners LP and furnished to the Securities and Exchange Commission or its staff upon request.